Alexander Long
143 Wellington Street West 109
Chatham Ontario Canada N7M 1J5

For value received I Alexander Long transfer ownership of mining claim identified as mineral tenure 706975 to Success Exploration and Resources Inc.

/s/ Alexander Long	4/28/2010
Signed	Dated